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                                                                  EXHIBIT 23(E)



                      CONSENT OF INDEPENDENT ACCOUNTANTS



         We consent to the inclusion in this registration statement on Form S-4 of our report dated January 13, 1995, on our audits of the financial statements of Southern Banking Corporation and Subsidiary. We also consent to the reference to our firm under the caption Experts.



/s/ Coopers & Lybrand

February 20, 1996